Exhibit 99.3
Carriage Services (NYSE: CSV) Investor Presentation April 2009

Forward-Looking Statements The statements in this presentation that are not historical facts are forward-looking statements made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. These statements may be accompanied by words that convey the uncertainty of future events or outcomes. These statements are based on assumptions that we believe are reasonable; however, many important factors could cause our actual results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of, the Company. For further information on these risks and uncertainties, see the Company's Securities and Exchange Commission filings, including our 2008 annual Report on Form 10-K. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events or otherwise.

Guiding Principles Honesty, Integrity and Quality in all that we do Hard work, pride of accomplishment and shared success through employee ownership Belief in the power of people though individual initiative and teamwork Outstanding service and profitability go hand-in-hand Growth of the Company is driven by decentralization and partnership We are committed to being the most professional, ethical and highest quality funeral and cemetery service organization in our industry. To achieve our mission, we are committed to the following principles:

Market Presence Operations in 25 states Focus on 10 - 15 Strategic Markets 136 Funeral Homes 32 Cemeteries (includes 11 Combos) Market leader (#1 or #2) in over 70% of locations = Funeral Home = Cemetery = Combination

Stock Valuation Metrics Price/2009(E) EPS = 4.1X Enterprise Value/2009(E) Consolidated EBITDA = 6.5X Equity Market Cap./2009(E) Free Cash Flow = 2.0X

Key Investment Considerations Standards Operating Model 4E Leadership Model Strategic Portfolio Optimization Model Carriage is uniquely positioned as a result of our three operating models: Execution of our models could produce superior stakeholder returns: Operating Leverage Organizational Overhead Leverage Capital Structure Leverage Consolidation Platform Leverage Carriage generates enough cash to finance its operations, repurchase shares and grow its business Carriage does NOT have any outstanding debt that needs to be refinanced in the near term The long term, low cost nature of our capital structure coupled with our cash flow generation gives us ample liquidity and financial flexibility

Company Strategy

Strategic Models Standards Operating Model Focuses on market share, people and operating metrics that drive long term operating and financial performance Designed and weighted to grow market share, volumes and average revenue modestly over time Designed to achieve sustainable Field EBITDA Margins over time 4E Leadership Model (Edge, Execution, Energy and Energize) Standards Operating Model requires strong leadership to grow an entrepreneurial, high value, personal service community business at sustainable Field EBITDA Margins 4E Leaders have a winning, competitive spirit and want to make a difference not only in their business but in Carriage's performance and reputation within the deathcare industry 4E Leaders are motivated by recognition, such as League Table rankings and regional competition, and by our Being The Best Incentive Bonus Program Carriage is uniquely positioned as a result of our three operating models:

Strategic Models Strategic Acquisition Model Assess acquisition candidates using six Strategic Ranking Criteria and use to differentiate pricing. Size of business Size of market Competitive standing Demographics Strength of brand Barriers of entry Build concentrated groups of A, B and C businesses in 10 to 15 strategic markets and sell non-strategic B and C businesses over time. Increase the sustainable revenue growth and earning power profile of the Carriage deathcare portfolio over time

Acquisition Growth Strategy Consolidation landscape Inventory of potential sellers with succession issues is building Attractive opportunities on the near-term horizon Current credit crisis has lowered valuation metrics Best operators are sensitive to operating style and reputation of buyer Carriage Services - excellent reputation as an operations company Smaller size and Standards Operating Model give Carriage a competitive advantage

Revenue & Cash Flow Forecast

Positioned to Produce Superior Shareholder Returns

Returns Driven by Four Levers Superior investment returns will be driven by a combination of unique and simultaneous financial dynamics: Operating Leverage Positioned to grow revenues four ways: Pricing Market share gains Demographics Death rate (longer-term) Modest growth in same store revenues and modest increases in Field EBITDA Margins over time will produce a higher growth rate in same store Field EBITDA Organizational Overhead Leverage Regional and corporate organizations are aligned with the Standards Operating Model and cost structures are relatively fixed and will not increase proportionate to growth in revenues Variable overhead (primarily incentive compensation) will increase relative to achievement of standards

Returns Driven by Four Levers Capital Structure Leverage Small number of common shares outstanding Share repurchase programs Leveraged capital structure includes mezzanine (TIDES) and senior debt (high yield) layers similar to an LBO structure Convertible Subordinated Preferreds (7% fixed, due 2029), distributions are deferrable-$93.75 million. High yield Senior Notes (7^% fixed, due 2015) rated B1/B-, currently yielding over 12% - $130 million Annual interest of approx. $18 million is fixed and easily covered by Consolidated EBITDA, yielding substantial Consolidated Free Cash Flow that can be used to make selective acquisitions Consolidation Platform Leverage Acquired revenues and Field Level EBITDA will substantially fall to Consolidated EBITDA and Pre-Tax Free Cash Flow and be accretive to EPS Free Cash Flow will grow at a faster rate than revenues - a financial benefit that will directly accrue to common shareholders Acquisition strategy will be funded by Consolidated Free Cash Flow, disposition proceeds and revolving credit facility without a need to issue dilutive new shares

Near Term Operational Focus Reduction of costs and expenses Wage freeze has been implemented Stronger management of underperforming operations Higher revenue realization on cremation contracts Company wide implementation of cremation service program Developing a cremation merchandising system Cremation performance measured against a standard and impacts incentive compensation Improved cemetery performance Improved management and sales leadership Increase the number of sales counselors to offset declining success rate in current economic environment

Economic Impact on Business Focused on managing and improving the aspects of our business that we can control Carriage generates enough cash to finance its operations, repurchase shares and grow its business Deathcare business is recession resistant, not recession proof Cemetery preneed business has been negatively impacted Cemetery operations are a sales organization; consumer sentiment and discretionary income levels impact demand Funeral business generally solid Repositioning the preneed trust portfolio in 4Q08/1Q09 created opportunities to invest in high quality, higher yielding securities At June 30, 2008, trust funds generated $3.8 mm in annual income At March 20, 2009, trust funds generated $6.7 mm in annual income

Expecting Improved Profitability (1) Financial data for 2008 is from continuing operations (2) Excludes the effect of approx. $6.2 million in special charges. Including these special charges, EBITDA for 2008 was $33.0 million, Consolidated EBITDA Margin was 18.6% and GAAP EPS was $0.09 Expected improvement in 2009 financial results to be driven by: Lower special charges due primarily to elimination of most litigation; Increase in Funeral Field EBITDA with better execution of the Standards Operating Model; Increase in Same Store Cemetery EBITDA with higher preneed sales and less bad debt expense; Higher cemetery financial revenue; and Tighter management of overhead expenses.

Long Term Outlook - Through 2013* Acquisition planned for 2009 Revenue growth of 6-7% annually, including acquisitions Consolidated EBITDA growth of 9-11% annually, including acquisitions Consolidated EBITDA Margin range of 22-26% Delever the Company through increasing cash flow and earnings * Base year is 2008

Summary "Being the Best" high performance culture and innovative models applied to a traditional industry Performance over time has less to do with industry dynamics and more to do with culture and execution of the models Industry landscape provides quality acquisition candidates A highly selective acquisition program produces substantial financial impact over time Carriage Consolidation platform is highly attractive to top independents and top operating talent Single digit increases in revenue leveraged into double digit and sustainable growth in Consolidated EBITDA and diluted earnings per share Balance sheet and growth in Free Cash Flow provides financial flexibility

Disclosure of Non-GAAP Performance Measures We report our financial results in accordance with generally accepted accounting principles ("GAAP"). However, management believes the presentation of non-GAAP financial measures provides useful information to management and investors regarding various financial and business trends relating to the Company's financial condition and results of operations, and that when GAAP financial measures are viewed in conjunction with the non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among the primary indicators management uses as a basis for evaluating performance, allocating resources, and planning and forecasting future periods. To the extent this discussion contains historical and certain forward-looking non-GAAP financial measures, we have also provided corresponding GAAP financial measures for comparative purposes. Continuing operations refers to the businesses that are owned and not held for sale as of the most recent reported results for all periods and will differ from the results for the period as previously reported. Businesses sold, disposed or held for sale are reported in discontinued operations for all periods presented. We refer to the term "EBITDA" and "free cash flow" in various places of our financial discussion. EBITDA is defined by us as net income from continuing operations before interest expense and other financing costs, income tax expense, and depreciation and amortization expense. Free cash flow is defined by us as cash provided by continuing operations less maintenance capital expenditures. EBITDA and free cash flow are not measures of operating performance under GAAP and should not be considered in isolation nor construed as an alternative to operating profit, net income (loss) or cash flows from operating, investing or financing activities, each as determined in accordance with GAAP. You should also not consider EBITDA or free cash flow as measures of liquidity. Moreover, since EBITDA and free cash flow are not measures determined in accordance with GAAP and thus are susceptible to varying interpretations and calculations, EBITDA and free cash flow are as presented, may not be comparable to similarly titled measures presented by other companies.

Disclosure of Non-GAAP Performance Measures Reconciliation of Net Income from continuing operations to EBITDA from continuing operations (in 000s): Reconciliation of estimated EBITDA from continuing operations to free cash flow for the twelve months ending December 31, 2009 (in 000’s): * See reconciliation in table above

Disclosure of Non-GAAP Performance Measures Reconciliation of cash provided by operating activities from continuing operations to free cash flow (in 000’s):